Exhibit 99.2

AmREIT

Supplemental Financial Information
September 30, 2008
(Unaudited)

Table of Contents	Page #
Corporate Profile	1
Consolidated Balance Sheets	2
Consolidated Statements of Operations	3
Consolidated Statements of Operations - Segments	4 - 7

Summary of Operating Results
Funds From Operations	8
Dividends – All Classes of Common Shares	8
Rental and Earned Income	9
Real Estate Operating Revenue	9
Discontinued Operations	10
Interest Expense	10

Summary Balance Sheet Information
Common Share Data	11
Capitalization	11

Debt Information
Outstanding Balances and Terms	12
Fixed vs. Variable Rate Debt	13

Property & Tenant Information
Property Table	14
Tenant Concentration	15
Leasing Activity Report	15
Lease Expiration Schedule	16

This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2008.  All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT’s expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions.  Accordingly, there is no assurance that AmREIT’s expectations will be realized.

Corporate Profile:

AmREIT (AMEX: AMY) We are an established real estate company that has elected to be taxed as a real estate investment trust (“REIT”) for federal income tax purposes.  We seek to create value and drive net operating income (“NOI”) growth on the properties owned in our institutional-grade portfolio of Irreplaceable Corners™ and those owned by a series of closed-end, merchant development funds.  Our primary objective is to build long-term shareholder value and continue to build and enhance the net asset value (“NAV”) of us and our advised funds. AmREIT is headquartered in Houston, Texas and has an office in Dallas, Texas.

Corporate Office:

8 Greenway Plaza, Suite 1000
Houston, Texas  77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com

Stock Exchange:

American Stock Exchange – AMY

Consolidated Balance Sheets:

	Sept 30,	December 31,
	2008	2007
ASSETS	(unaudited)
Real estate investments at cost:
Land	$127,582	$130,563
Buildings	135,228	141,045
Tenant improvements	9,662	10,105
	272,472	281,713
Less accumulated depreciation and amortization	(18,570)	(15,626)
	253,902	266,087
Real estate held for sale
and investment in direct financing leases held for sale, net	29,213	22,438
Net investment in direct financing leases held for investment	2,066	2,058
Intangible lease cost, net	10,590	13,096
Investment in merchant development funds and other affiliates	5,402	10,514
Net real estate investments	301,173	314,193

Cash and cash equivalents	344	1,221
Tenant receivables, net	3,121	4,398
Accounts receivable, net	2,227	1,251
Accounts receivable - related party	1,612	5,386
Notes receivable - related party	7,045	10,442
Deferred costs	2,262	2,472
Other assets	7,969	4,394
TOTAL ASSETS	$325,753	$343,757

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Notes payable	$167,829	$168,560
Notes payable, held for sale	12,447	12,811
Accounts payable, related party
Accounts payable and other liabilities	7,939	7,699
Below market leases, net	2,273	3,401
Security deposits	710	674
TOTAL LIABILITIES	191,198	193,145

Minority interest	1,233	1,179

Shareholders' equity:
Preferred shares, $.01 par value, 10,000,000 shares authorized, none issued	-	-
Class A common shares, $.01 par value, 50,000,000 shares authorized,
6,634,489 and 6,626,559 shares issued and outstanding, respectively	66	66
Class C common shares, $.01 par value, 4,400,000 shares authorized,
4,152,970 and 4,143,971 shares issued and outstanding, respectively	42	41
Class D common shares, $.01 par value, 17,000,000 shares authorized,
11,041,185 and 11,045,763 shares issued and outstanding, respectively	110	110
Capital in excess of par value	185,737	185,165
Accumulated distributions in excess of earnings	(43,054)	(33,365)
Cost of treasury shares, 1,297,236 and 337,308 Class A common shares, respectively	(9,579)	(2,584)
TOTAL SHAREHOLDERS' EQUITY	133,322	149,433
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$325,753	$343,757

Consolidated Statements of Operations:

	Three months ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007

Revenues:
Rental income from operating leases	$7,414	$7,418	$23,042	$21,814
Earned income from direct financing leases	60	59	180	179
Real estate fee income	101	118	386	972
Real estate fee income - related party	520	1,775	3,165	2,837
Construction management fee income	118	19	364	15
Asset management fee income - related party	377	334	1,130	930
Total revenues	8,590	9,723	28,267	26,747

Expenses:
General and administrative	2,216	1,508	5,651	4,357
Property expense	2,203	1,865	6,623	5,544
Legal and professional	331	362	1,061	1,026
Real estate commissions	49	1	91	448
Depreciation and amortization	1,778	1,984	6,283	5,818
Total expenses	6,577	5,720	19,709	17,193

Operating income	2,013	4,003	8,558	9,554

Other income (expense):
Interest and other income - related party	253	323	743	822
Loss from merchant development funds and other affiliates	(108)	462	(497)	435
Income tax benefit for taxable REIT subsidiary	378	(301)	434	(83)
Interest expense	(2,333)	(2,189)	(6,895)	(6,354)

Income before discontinued operations	203	2,298	2,343	4,374

Loss from discontinued operations, net of taxes	(554)	(293)	(2,362)	(266)
Loss from discontinued operations	(554)	(293)	(2,362)	(266)

Net income	(351)	2,005	(19)	4,108

Distributions paid to class B, C and D shareholders	(2,507)	(2,693)	(7,508)	(8,109)

Net loss available to class A shareholders	$(2,858)	$(688)	$(7,527)	$(4,001)

Net loss per class A common share - basic and diluted
Loss before discontinued operations	$(0.43)	$(0.06)	$(0.89)	$(0.59)
Loss from discontinued operations	$(0.10)	$(0.05)	$(0.41)	$(0.04)
Net loss	$(0.53)	$(0.11)	$(1.30)	$(0.63)

Weighted average class A common shares used to
compute net loss per share, basic and diluted	5,383	6,385	5,787	6,373

Segmented Statements of Operations:

				Asset Advisory
For the three months ended September 30, 2008 (in thousands)		Portfolio	Real Estate Operations	Securities	Merchant Development Funds	Total
Rental income		$7,474	$-	$-	$-	$7,474
Real estate fee income			621	-	-	621
Construction management fee income		-	118	-	-	118
Asset management fee income		-	-	-	377	377
	Total revenue	7,474	739	-	377	8,590

General and administrative		340	1,848	-	28	2,216
Property expense		2,201	2	-	-	2,203
Legal and professional		321	10	-		331
Real estate commissions		-	49	-	-	49
Depreciation and amortization		1,778	-	-	-	1,778
	Total expenses	4,640	1,909	-	28	6,577

Interest income (expense)		(2,149)	92	-	(276)	(2,333)
Other income/ (expense)		149	380	-	(6)	523

Income (loss) from discontinued operations		1,158	156	(1,868)	-	(554)

	Net income (loss)	$1,992	$(542)	$(1,868)	$67	$(351)

				Asset Advisory
For the three months ended September 30, 2007 (in thousands)		Portfolio	Real Estate Operations	Securities	Merchant Development Funds	Total
Rental income		$7,477	$-	$-	$-	$7,477
Real estate fee income		-	1,893	-	-	1,893
Construction management fee income		-	19	-	-	19
Asset management fee income		-	-	-	334	334
	Total revenue	7,477	1,912	-	334	9,723

General and administrative		352	1,206	-	(50)	1,508
Property expense		1,860	5		-	1,865
Legal and professional		338	24	-	-	362
Real estate commissions		-	1	-	-	1
Depreciation and amortization		1,984	-	-	-	1,984
	Total expenses	4,534	1,236	-	(50)	5,720

Interest expense		(2,038)	(151)	-		(2,189)
Other income/ (expense)		(135)	305	-	314	484

Income (loss) from discontinued operations		150	(64)	(379)	-	(293)

	Net income (loss)	$920	$766	$(379)	$698	$2,005

				Asset Advisory
For the nine months ended September 30, 2008 (in thousands)		Portfolio	Real Estate Operations	Securities	Merchant Development Funds	Total
Rental income		$23,222	$-	$-	$-	$23,222
Real estate fee income		-	3,551	-	-	3,551
Construction management fee income		-	364	-	-	364
Asset management fee income		-	-	-	1,130	1,130
	Total revenue	23,222	3,915	-	1,130	28,267

General and administrative		1,107	4,448	-	96	5,651
Property expense		6,615	8		-	6,623
Legal and professional		983	78	-		1,061
Real estate commissions		-	91	-	-	91
Depreciation and amortization		6,283	-	-	-	6,283
	Total expenses	14,988	4,625	-	96	19,709

Interest income (expense)		(6,446)	117	-	(566)	(6,895)
Other income/ (expense)		405	528	-	(253)	680

Income (loss) from discontinued operations		1,489	(1,274)	(2,577)	-	(2,362)

	Net income (loss)	$3,682	$(1,339)	$(2,577)	$215	$(19)

				Asset Advisory
For the nine months ended September 30, 2007 (in thousands)		Portfolio	Real Estate Operations	Securities	Merchant Development Funds	Total
Rental income		$21,993	$-	$-	$-	$21,993
Real estate fee income		-	3,809	-	-	3,809
Construction management fee income		-	15	-	-	15
Asset management fee income		-	-	-	930	930
	Total revenue	21,993	3,824	-	930	26,747

General and administrative		948	3,377	-	32	4,357
Property expense		5,519	25		-	5,544
Legal and professional		909	117	-	-	1,026
Real estate commissions		-	448	-	-	448
Depreciation and amortization		5,818	-	-	-	5,818
	Total expenses	13,194	3,967	-	32	17,193

Interest expense		(5,939)	(415)	-	-	(6,354)
Other income		143	826	-	205	1,174

Income (loss) from discontinued operations		709	(169)	(806)	-	(266)

	Net income (loss)	$3,712	$99	$(806)	$1,103	$4,108

AmREIT
Summary of Operating Results

	Three Months Ended September 30,		Nine Months Ended September 30,
Funds From Operations:	2008	2007	2008	2007
Income – before discontinued operations	203	2,298	$2,343	$4,374
Income – from discontinued operations	(554)	(293)	(2,362)	(266)
Plus depreciation of real estate assets – from operations	1,804	1,990	6,335	5,826
Plus depreciation of real estate assets – from
discontinued operations	14	40	81	118
Adjustments for nonconsolidated affiliates	138	66	702	102
Less gain on sale of real estate held for investment	(924)	-	(924)	-
Less class B, C & D distributions	(2,507)	(2,693)	(7,508)	(8,109)
Total Funds From Operations available to class A
shareholders	(1,826)	$1,408	($1,333)	$2,045

Weighted average Class A shares outstanding	5,383	6,385	5,787	6,373

Funds from operations per Class A share	$(0.34)	$0.22	$(0.23)	$0.32

Dividends:
Class A Common share dividends per share	$0.12	$0.12	$0.36	$0.36
Class B Common share dividends per share (1)	$-	$0.19	$-	$0.57
Class C Common share dividends per share (2)	$0.17	$0.17	$0.51	$0.51
Class D Common share dividends per share (3)	$0.16	$0.16	$0.48	$0.48

(1)  The class B common shares received a cumulative preferred dividend, fixed at 8%, payable quarterly.  On December 20, 2007, we redeemed our remaining class B common shares at $10.18 per share.

(2)  The class C common shares receive a preferred dividend, fixed at 7%, payable monthly.  The shares are convertible into our class A common shares based on 110% of invested capital (i.e. $1,000 in class C common shares will convert into $1,100 in class A common shares) after the seventh anniversary of issuance (beginning in August 2010).  We have the right to force conversion of the class C common shares into Class A common shares on a one-for-one basis or to redeem the shares at a cash redemption price of $11.00 per share at the holder’s option.

(3)  The class D common shares receive a fixed 6.5% annual dividend, payable monthly.  The shares are convertible into our class A common shares based on 107.7% of invested capital (i.e. $1,000 in class D common shares will convert into $1,077 in class A common shares) after the seventh anniversary of issuance (beginning in August 2011).  The class D common shares became callable by the Company beginning in July 2005, based on the same conversion formula, prorated for the time the shares were outstanding (107.7% of invested capital).

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Rental and Earned Income:	2008	2007	2008	2007
Base minimum rent	$5,398	$5,366	$16,254	$15,564
Earned income from direct financing leases	60	59	180	179
Straight line rent	70	102	81	416
Over/Under market rent	18	49	866	130
Percentage rent	149	140	129	165
Tenant reimbursements	1,679	1,733	5,612	5,358
Lease termination fees	100	27	100	179

Total Rental and Earned Income	$7,474	$7,477	$23,222	$21,993

	Three Months Ended		Nine Months Ended
	Sept 30,		Sept 30,
Real Estate Operating Revenue:	2008	2007	2008	2007

Development and construction management fees
Merchant development funds and affiliates	$87	$125	$302	$578
Unrelated third parties	31	118	173	276
Leasing and brokerage commissions
Merchant development funds and affiliates	174	1,406	2,043	1599
Unrelated third parties	70	-	213	696
Property management fees
Merchant development funds and affiliates	259	244	820	660
Unrelated third parties	-	-		-
Total Real Estate Operating Revenue	$621	$1,893	$3,551	$3,809

Percent attributable to merchant development funds and affiliates	84%	94%	89%	74%
Percent attributable to unrelated third parties	16%	6%	11%	26%

Discontinued Operations:

	Three months ended		Nine months ended
	September 30		September 30
	2008	2007	2008	2007
Rental revenue	$269	$253	$955	$740
Earned income from direct financing leases	441	447	1,328	1,342
Real estate fee income	17	-	115
Construction revenues	3,242	1,956	6,680	3,847
Securities commission income	344	933	1,293	3,410
Interest and other income	2	39	15	34
Gain on sale of real estate held for investment	924	-	924	-
Total revenues	5,239	3,628	11,310	9,373

Other general and administrative	809	686	2,079	1,821
Property expense	32	73	162	155
Construction costs	2,737	1,792	6,079	3,521
Legal and professional	34	62	224	177
Securities commissions	291	788	1,131	2,862
Depreciation and amortization	14	40	81	118
Restructuring charges	2,298	-	2,298	-
Minority interest	52	28	281	104
Impairment charge	-	-	1,332	-
Interest expense	326	438	1,182	1,004
Federal income tax expense (benefit)	(800)	14	(1,177)	(123)
Total expenses	5,793	3,921	13,672	9,639
(Loss) from discontinued operations	(554)	(293)	(2,362)	(266)
Basic and diluted (loss) from discontinued operations
per class A common share	$(0.10)	$(0.05)	$(0.41)	$(0.04)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Interest Expense:	2008	2007	2008	2007
Interest paid – floating rate	$324	$181	$1,109	$610
Interest paid – fixed rate	1,985	1,995	5,716	5,710
Loan cost amortization	84	72	249	210
Out-of-market debt amortization	(60)	(59)	(179)	(176)
Total Interest Expense	$2,333	$2,189	$6,895	$6,354

AmREIT
Summary Balance Sheet Information

	September 30, 2008		December 31, 2007
Class A Common Share Data:
Closing market price	$6.75		$7.16

Dividend yield	7.41%		6.98%

90-day average trading volume	5,684		9,866

Total Capitalization:

Debt	$180,276	*	$181,371
Class A common shares at market	36,026		45,354
Class C common shares as converted	45,683		45,584
Class D common shares as converted	118,914		118,963
Total Capitalization	$380,899		$391,272

Debt to Total Capitalization	47.3%		46.4%

* Includes debt associated with assets held for sale in the amount of $12,447 as of September 30, 2008

AmREIT
Debt Information

Description	Amount Outstanding 9-30-2008	Amount Outstanding 12-31-2007	Interest Rate	Annual Debt Service	Maturity Date
MacArthur Park	$13,410	$13,410	6.17%	$827	12/1/2008
2008 Maturities	$13,410	$13,410

Credit Facility	$27,880	$30,439	4.29%	$1,195	10/30/2009
Commerce & Zarzamora	$2,644	$-	5.50%	$145	9/4/2009
2009 Maturities	30,524	30,439

Sugarland IHOP	$1,075	$1,110	8.25%	$138	3/1/2011
Sugar Land Plaza	2,236	2,258	7.60%	203	11/1/2011
2011 Maturities	$3,311	$3,368

AAA CTL Notes (3)	$12,447	$12,811	7.72% - 7.89%	$1,110	04/2012-08/2012
5115 Buffalo Spdwy.	2,674	2,699	7.58%	241	5/11/2012
2012 Maturities	$15,121	$15,510

Cinco Ranch	$8,048	$8,158	5.60%	$601	7/10/2013
Plaza in the Park	17,010	17,243	5.60%	1,270	7/10/2013
2013 Maturities	$25,058	$25,401

Uptown Park	$49,000	$49,000	5.37%	$2,631	6/1/2015
2015 Maturities	$49,000	$49,000

Southbank - Riverwalk	$20,000	$20,000	5.91%	$1,182	6/1/2016
2016 Maturities	$20,000	$20,000

Bakery Square	$3,492	$3,704	8.00%	$571	2/10/2017
Uptown Plaza Dallas	$19,900	$19,900	5.64%	$783	4/1/2017
2017 Maturities	$23,392	$23,604

Total Maturities (2)	$179,816	$180,732

(1) Our revolving credit facility is a variable-rate debt instrument, and its outstanding balance fluctuates throughout the year based on our liquidity needs. Annual Debt Service on this debt instrument assumes that the amount outstanding and the interest rate as of September 30, 2008 remain constant through maturity.

(2) Total maturities above are $460 thousand and $639 thousand less than total debt as reported in our consolidated financial statements as of September 30, 2008 and December 31, 2007, respectively, due to the premium recorded on above-market debt assumed in conjunction with certain of our property acquisitions.

(3) The associated assets are held for sale as of September 30, 2008 and December 31, 2007.

Fixed vs. Variable Rate Debt:

	September 30, 2008	% of Total	December 31, 2007	% of Total

Variable rate	$30,524	16.9%	$30,439	6.1%
Fixed rate *	149,752	83.1%	150,932	93.9%
	$180,276	100.0%	$181,371	100.0%

* Includes debt of $12,447 associated with assets held for sale as of September 30, 2008

AmREIT
Property & Tenant Information

Grocery Anchored Shopping Centers		City	State	GLA	ABR	% Leased
1	AmREIT C-Ranch LP	Houston	TX	97,297	$ 1,259,937	100%
2	MacArthur Park	Irving	TX	237,381	3,965,635	98%
3	Plaza in the Park	Houston	TX	144,062	2,659,456	98%
3	Grocery Anchored Shopping Centers Total			478,740	$ 7,885,028

Neighborhood Lifestyle & Community Shopping Center		City	State	GLA	ABR	% Leased
1	Bakery Square	Houston	TX	34,614	$ 856,010	100%
2	Courtyard on Post Oak	Houston	TX	13,597	485,997	100%
3	Sugarland Plaza	Sugarland	TX	16,750	349,612	100%
4	Terrace Shops	Houston	TX	16,395	443,752	100%
5	Uptown Plaza (including CVS)	Houston	TX	28,000	1,242,311	100%
6	Uptown Park	Houston	TX	169,112	5,340,870	99%
7	Woodlands Plaza	The Woodlands	TX	20,018	321,724	85%
8	Southbank - Riverwalk	San Antonio	TX	46,673	1,536,786	100%
9	Uptown Plaza - Dallas	Dallas	TX	32,490	1,186,363	96%
9	Community Shopping Centers Total			377,649	$ 11,763,425

Single Tenant (Ground Leases) - Land		City	State	GLA	ABR	% Leased
1	410-Blanco (Citibank)	San Antonio	TX	4,439	$ 159,979	100%
2	Carlson Restaurants	Hanover	MD	6,802	141,674	100%
3	Darden (2)	Peachtree City	GA	6,867	84,772	100%
4	CVS Corporation (Eckerds at Yorktown)	Houston	TX	13,824	327,167	100%
5	Fontana Tract - (land) (2)	Dallas	TX	0	0	100%
6	Commerce & Zarzamora (land)	San Antonio	TX	0	0	100%
7	Woodlands Ring Road - Ground Leases	The Woodlands	TX	66,349	667,341	100%
7	Single Tenant (Ground Leases) Total			98,281	$ 1,380,933

Single Tenant (Fee Simple)		City	State	GLA	ABR	% Leased
1	AFC, Inc.	Atlanta	GA	2,583	$ 119,279	100%
2	Advance Auto	Aurora	IL	7,000	Note (1) (2) (3) (4)	0%
3	Advance Auto	St. Louis	MO	7,000	Note (1) (2) (3) (4)	0%
4	Advance Auto (land)	Washington	MO	0	Note (1) (2) (3) (4)	0%
5	McAlister's Deli	Champaign	IL	7,000	175,392	100%
6	McAlister's Deli	Peoria	IL	3,426	153,000	100%
7	Sunbelt Rental (2 acres of land)	Champaign	IL	12,000	176,970	100%
8	Carlson Restaurants	Houston	TX	8,500	215,000	100%
9	Golden Corral	Houston	TX	12,000	210,450	100%
10	Golden Corral (2)	Humble	TX	12,000	208,941	100%
11	IHOP Corporation #1483	Sugarland	TX	4,020	190,452	100%
12	IHOP Corporation #1737 (5)	Centerville	UT	4,020	163,872	100%
13	IHOP Corporation #4462 (5)	Memphis	TN	4,020	179,472	100%
14	IHOP Corporation #5318	Topeka	KS	4,020	159,504	100%
14	Single Tenant (Fee Simple) Total			87,589	$ 1,952,332

Single Tenant (Leasehold)		City	State	GLA	ABR	% Leased
15	Single Tenant (Leasehold) Total (5)	Various	Various	60,300	$ 1,530,108	100%

	Company Total Sq. Ft.			1,102,559	$ 24,511,826

(1)      Under Development (GLA represents proposed leasable square footage)

(2)      Held for Sale

(3)      Held in joint venture of which we are the managing 50% owner.

(4)      Advance Auto properties are located in MO and IL.  Each of the properties has a proposed GLA of 7,000 square feet.

(5)       IHOP properties are located in NM, LA, TX, CA, TN, CO, VA, NY, OR, KS, and MO.  Each of the properties has a GLA of 4,020 square feet.  These properties are held by a consolidated subsidiary, 75.0% of which is owned by us, 19.6% of which is owned by AmREIT Income & Growth Corporation, one of our merchant development funds, and the remainder of which is owned by unaffiliated third parties.  We have assigned to management approximately 50% of our back-end participation interest in this entity as part of our long-term incentive compensation program.  Accordingly, approximately half of the future net cash flows from such participation interest are owned by management.

Top Tenants by base rent concentration for the nine months ended September 30, 2008:

	Three months ended		Nine months ended
	September 30,		September 30,
Tenant	2008	2007	2008	2007
IHOP Corporation*	$556	$561	$1,673	$1,686
Kroger	529	529	1,587	1,587
CVS	230	255	691	691
Grotto	85	193	334	529
Hard Rock Cafe	111	110	332	329
TGI Fridays	109	109	326	310
Champps Americana	106	112	317	317
Golden Corral	105	91	308	274
Linens 'N Things	101	101	302	302
Paesanos	89	89	267	269
	$2,021	$2,150	$6,137	$6,294

Leasing Activity for the quarter ended September 30, 2008:

			Rent per sq. ft.
	# of leases	Total sq. ft.	New Rent	Old Rent	% Change
New leases	1	8500	$42.50	$42.50	N/A

Activity on existing leases:
Lease renewals	4	5,875	$30.45	$28.04	8.59%
Non-renewals	0	N/A	N/A	N/A	N/A
Cancelled leases	2	3,452	N/A	$27.37	N/A

Lease Expirations by Year:

	Number of
Expiration	Leases	Square	Percent
Year	Expiring	Footage	of Total
2008	5	12,465	1.19%
2009	30	79,657	7.59%
2010	30	128,507	12.24%
2011	49	186,967	17.81%
2012	21	66,168	6.30%
2013	30	93,704	8.93%
2014	9	36,370	3.46%
2015	2	7,251	0.69%
2016	10	41,068	3.91%
2017	7	47,090	4.49%
2018	2	2,737	0.26%
2019	1	4,020	0.38%
2020	4	75,991	7.24%
2021	4	89,676	8.54%
2022	2	4,020	0.38%
2023	2	71,873	6.04%
2024	3	21,864	2.08%
2025	7	45,597	4.34%
2026	4	16,080	1.53%
2027	3	12,060	1.15%
2056	1	15,120	1.44%
	226	1,058,285